UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 9, 2004
(Date of earliest event reported)

ELECTRO ENERGY INC.

(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810

(Address of principal executive of offices)	(Zip code)

(203) 797-2699

(Registrant’s telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The attached consolidated financial statements of Electro Energy, Inc., a Delaware corporation and wholly owned subsidiary of the registrant, Electro Energy Inc., a Florida corporation formerly known as MCG
Diversified, Inc., are filed as an amendment to the registrant’s Form 8-K originally filed on June 24, 2004, pursuant to Item 9.01(a)(4) (included herein as Exhibit 99.1).

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report:

Exhibit No.		Description

2.1	*	Agreement of Merger and Plan of Reorganization among MCG Diversified, Inc., EEI
Acquisition Corp. and Electro Energy, Inc., dated May 7, 2004.
3.1	*	Articles of Amendment Designating Series A Convertible Preferred Stock of MCG Diversified,
Inc.
3.2	*	Articles of Amendment to the Amended and Restated Articles of Incorporation of MCG
Diversified, Inc. changing the name of the company to Electro Energy, Inc.
4.1	*	Form of Three-Year Warrant to Purchase Common Stock.
10.1	*	1993 Stock Compensation Plan of Electro Energy, Inc., as adopted by the Company.
10.2	*	Employment Agreement, dated as of December 31, 2003, between Electro Energy, Inc. and
Michael D. Eskra, as assigned to the Company.
10.3	*	Indemnification Agreement, dated as of June 7, 2004, among MCG Diversified, Inc., Electro
Energy, Inc., Marguerite Godels, Jay D. Solomon, Laura L. Larsen, Brian Bell and Dale
Salmon.
10.4	*	Form of Lock-Up Letter between Electro Energy, Inc. and former holders of securities of
Electro Energy, Inc.
10.5	*	Form of Lock-Up Letter between Electro Energy, Inc. and certain former named holders of securities of Electro Energy, Inc.
10.6	*	Form of Lock-Up Letter between Electro Energy, Inc. and Michael D. Eskra.
10.7	*	Form of Lock-Up Letter between MCG Diversified, Inc. and Marguerite Godels and Charles P.
Godels, P.A.
10.8	*	Form of Private Placement Subscription Agreement.
10.9	*	Registration Rights Agreement.
21.1	*	Subsidiaries of the Company.
99.1		Audited consolidated financial statements for the years ended December 31, 2003 and 2002 and the unaudited interim consolidated financial statements for the three months ended March 31, 2004 and 2003 of
Electro Energy, Inc., a Delaware corporation and wholly owned subsidiary of the registrant.

*	Previously filed as an exhibit to the registrant’s Current Report on Form 8-K filed with the Securities and
Exchange Commission on June 24, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRO ENERGY INC.

	By:	/s/ Martin G. Klein

Name: Martin G. Klein
Title: Chief Executive Officer
Date: August 19, 2004

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INDEX TO EXHIBITS

Exhibit No.		Description

2.1	*	Agreement of Merger and Plan of Reorganization among MCG Diversified, Inc., EEI
Acquisition Corp. and Electro Energy, Inc., dated May 7, 2004.
3.1	*	Articles of Amendment Designating Series A Convertible Preferred Stock of MCG Diversified,
Inc.
3.2	*	Articles of Amendment to the Amended and Restated Articles of Incorporation of MCG
Diversified, Inc. changing the name of the company to Electro Energy, Inc.
4.1	*	Form of Three-Year Warrant to Purchase Common Stock.
10.1	*	1993 Stock Compensation Plan of Electro Energy, Inc., as adopted by the Company.
10.2	*	Employment Agreement, dated as of December 31, 2003, between Electro Energy, Inc. and
Michael D. Eskra, as assigned to the Company.
10.3	*	Indemnification Agreement, dated as of June 7, 2004, among MCG Diversified, Inc., Electro
Energy, Inc., Marguerite Godels, Jay D. Solomon, Laura L. Larsen, Brian Bell and Dale
Salmon.
10.4	*	Form of Lock-Up Letter between Electro Energy, Inc. and former holders of securities of
Electro Energy, Inc.
10.5	*	Form of Lock-Up Letter between Electro Energy, Inc. and certain former named holders of securities of Electro Energy, Inc.
10.6	*	Form of Lock-Up Letter between Electro Energy, Inc. and Michael D. Eskra.
10.7	*	Form of Lock-Up Letter between MCG Diversified, Inc. and Marguerite Godels and Charles P.
Godels, P.A.
10.8	*	Form of Private Placement Subscription Agreement.
10.9	*	Registration Rights Agreement.
21.1	*	Subsidiaries of the Company.
99.1		Audited consolidated financial statements for the years ended December 31, 2003 and 2002 and the unaudited interim consolidated financial statements for the three months ended March 31, 2004 and 2003 of
Electro Energy, Inc., a Delaware corporation and wholly owned subsidiary of the registrant.

*	Previously filed as an exhibit to the registrant’s Current Report on Form 8-K filed with the Securities and
Exchange Commission on June 24, 2004.

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